Exhibit 21.1

NEWS CORPORATION

List of Subsidiaries

NEWS LIMITED	Australia
1Form Online Pty Ltd	Australia
A.C.N. 000 024 028 Pty. Limited	Australia
A.C.N. 067 052 386 Pty Limited	Australia
A.C.N. 105 222 026 Pty Limited	Australia
A.C.N. 163 565 955 Pty Limited	Australia
Adhoc Pty Ltd as trustee for Whitsunday Times Unit Trust	Australia
Adhoc Pty. Ltd.	Australia
Advertiser Newspapers Pty Limited	Australia
Advertiser-News Weekend Publishing Company Pty. Limited	Australia
AH BR Pty Limited	Australia
Allied Press Limited	Papua New Guinea
APN AP National Sales Pty Ltd	Australia
APN Educational Media Pty Limited	Australia
APN Newspapers Pty Ltd	Australia
APN Printing Services Pty Ltd	Australia
ARM Events Pty Ltd	Australia
ARM Specialist Media Pty Ltd	Australia
Austin Bidco Pty Ltd	Australia
Austin Rollco Limited	Australia
Australian Independent Business Media Pty Ltd	Australia
Australian News Channel Pty Ltd	Australia
AWKO Pty Limited	Australia
Big Sea International Ltd	Hong Kong
Binni Pty Limited	Australia
Border Newspapers Pty. Ltd.	Australia
Brickz Research Sdn Bhd	Malaysia
Brisbane Broncos (Licencee) Pty Limited	Australia
Brisbane Broncos Corporation Pty Ltd (Trustee)	Australia
Brisbane Broncos Corporation Trust	Australia
Brisbane Broncos Limited	Australia
Brisbane Broncos Management Corporation Pty Ltd	Australia
Brisbane Broncos Rugby League Club Ltd	Australia
Brisbane Professional Sports Investment Pty Ltd	Australia
Business Spectator Pty Ltd	Australia
Byron Shire News Pty Ltd	Australia
Cairns Digital Media Pty. Ltd.	Australia
Capricornia Newspapers Pty. Ltd.	Australia
Careerone Services Pty Limited	Australia
Central Queensland News Publishing Company Pty Ltd	Australia
Central Telegraph Pty Ltd	Australia
Chesterland Pty Ltd	Australia
Chinchilla Newspapers Pty. Ltd.	Australia
Coffs Coast Re Marketing Pty Ltd	Australia
Consolidated Media Holdings Pty Limited	Australia
Courier Newspaper Holdings Pty Limited	Australia
Courier Newspaper Management Holdings Pty Limited	Australia
Courier Newspaper Operations Pty Ltd	Australia
Dalby Herald Pty. Ltd.	Australia
Davies Brothers Pty Limited	Australia
Diakrit (Thailand) Co Ltd	Thailand

Diakrit 3D Co Ltd	Thailand
Diakrit Australia Pty Ltd	Australia
Diakrit Denmark ApS	Denmark
Diakrit Fastighetsmaklarservice AB	Sweden
Diakrit Holdings Co., Ltd	Thailand
Diakrit Interactive Media Aktiebolag	Sweden
Diakrit International (Thailand) Co., Ltd	Thailand
Diakrit International AB	Sweden
Diakrit International Limited	Hong Kong
Diakrit IT Services Co Ltd	Thailand
Diakrit Norge AS	Norway
Diakrit USA Inc	USA
Double Bay Newspapers Pty Ltd	Australia
Duvir Holdings Pty. Limited	Australia
Eastern Suburbs Newspaper Partnership	Australia
EP Securities Pty Limited	Australia
Finance 18.com Ltd	Hong Kong
Flagship Studio Co., Ltd	Thailand
Flatmates.com.au Pty Ltd	Australia
Fox Sports Australia B.V.	Netherlands
Fox Sports Australia Pty Limited	Australia
Fox Sports Streamco Pty Limited	Australia
Fox Sports Venue Pty Limited	Australia
FS (Australia) I Pty Limited	Australia
FS (Australia) II Pty Limited	Australia
Gatton Star Pty. Ltd.	Australia
Geelong Advertiser (Holdings) Proprietary Limited	Australia
Geelong Newspapers Proprietary Limited	Australia
General Newspapers Pty Ltd	Australia
Gladstone Newspaper Company Pty Ltd	Australia
GoHome H.K. Co. Ltd	Hong Kong
GoHome Macau Co Ltd	Hong Kong
Gold Coast Publications Pty. Limited	Australia
Gympie Times Pty. Ltd.	Australia
House18.com Services Ltd	Hong Kong
Hub Online Global Pty. Ltd	Australia
Info-Tools Ptd Ltd	Singapore
IPGA Management Services Sdn Bhd	Malaysia
IPKO Pty Limited	Australia
iProperty (Thailand) Co., Ltd	Thailand
iProperty Group Asia Pte Ltd	Australia
iProperty Group Pty Ltd	Australia
Iproperty.com Events Sdn Bhd	Malaysia
iProperty.com Malaysia Sdn Bhd	Malaysia
iProperty.com Pty Ltd	Australia
Iproperty.com Singapore Pte Ltd	Singapore
Kelly Publications Pty Ltd	Australia
Kid Ruang Yu Co., Ltd	Thailand
Kidspot.com.au Pty Ltd	Australia
Laurelgrove Pty Limited	Australia
Leader Associated Newspapers Pty. Ltd.	Australia
Leteno Pty Limited	Australia
Longbeach Publications Pty Ltd as trustee for The Longbeach Publications Unit Trust	Australia
Longbeach Publications Pty. Ltd.	Australia
Messenger Press Proprietary Limited	Australia
Mirror Newspapers Pty Limited	Australia

NAH Finance Pty Limited	Australia
National Rugby League Investments Pty Limited	Australia
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty Limited	Australia
NCA Broadcasting Pty Ltd	Australia
NCA Ventures Pty Ltd	Australia
New Zealand News Channel Limited	New Zealand
News (NAPI) Pty Limited	Australia
News Australia Holdings Pty Limited	Australia
News Australia Pty Limited	Australia
News Classifieds Network (NCN) Pty Limited	Australia
News Corp Australia Holdings Pty Limited	Australia
News Corp Australia Investments Pty Limited	Australia
News Corp Australia Pty Limited	Australia
News Digital Media Pty Limited	Australia
News Finance Pty.	Australia
News Life Media Pty Limited	Australia
News Magazines Operations Pty Limited	Australia
News Pay TV Financing Pty Ltd	Australia
News Pay TV Investment Pty Limited	Australia
News Pay TV Pty Limited	Australia
News Print Media Pty Limited	Australia
News Publishers Holdings Pty. Limited	Australia
News Sports Programming Pty Limited	Australia
News TV Magazines Pty Limited	Australia
NL/HIA JV Pty Limited	Australia
North Coast News Pty Ltd	Australia
Northern Star Ltd	Australia
NOVII Pty Ltd	Australia
Observer Times (Hervey Bay) Pty. Ltd.	Australia
ozhomevalue Pty Limited	Australia
Pacific Sports Holdings Pty Limited	Australia
Pacific Sports International Pty Limited	Australia
Pay TV Management Pty Limited	Australia
Pay TV Partnership	Australia
PBL Management Pty Ltd	Australia
PBL Pay TV Pty Ltd	Australia
Perth Print Pty Ltd	Australia
Point Out Productions Pty Ltd	Australia
Post Courier Limited	Papua New Guinea
Prakard IPP Co Ltd	Thailand
Prakard.com (Hong Kong) Limited	Hong Kong
Primedia Limited	Hong Kong
Property Look Pty Limited	Australia
Property.com.au Pty Ltd	Australia
PT Web Marketing Indonesia	Indonesia
Punters Paradise Pty Limited	Australia
QP Ventures Pty Limited	Australia
Queensland Entertainment Services Pty Ltd	Australia
Queensland Newspapers Pty. Ltd.	Australia
REA Austin Pty Ltd	Australia
REA Group Consulting (Shanghai) Co. Limited	China
REA Group Europe Limited	United Kingdom
REA Group Hong Kong Ltd	Hong Kong
REA Group Ltd	Australia
REA HK Co Limited	Hong Kong

REA US Holding Co. Pty Ltd	Australia
Realestate.com.au Pty Limited	Australia
Royal Children’s Hospital Good Friday Appeal Limited	Australia
Rugby International Pty Limited	Australia
Sabawin Pty Limited	Australia
Sabawin Pty Limited as trustee for Stanthorpe Newspaper Services Trust	Australia
SheSpot.com.au Pty Ltd	Australia
Sky Cable Pty Limited	Australia
Smart Expo Limited	Hong Kong
South Pacific Post Pty Ltd	Papua New Guinea
Sport by Numbers Pty Limited	Australia
Suburban Publications Pty Limited	Australia
Sunshine Coast Newspaper Company Pty. Ltd.	Australia
Sunshine Coast Publishing Pty Ltd	Australia
Super League Pty Limited	Australia
Television Broadcasters Investments Pty. Ltd.	Australia
The Bundaberg Newspaper Company Pty. Limited	Australia
The Cairns Post Proprietary Limited	Australia
The Courier-Mail Children’s Fund Pty Ltd	Australia
The Daily Examiner Pty Ltd	Australia
The Geelong Advertiser Proprietary Limited	Australia
The Herald and Weekly Times Pty Limited	Australia
The Mackay Printing and Publishing Company Pty Limited	Australia
The Maryborough Hervey Bay Newspaper Company Pty Ltd	Australia
The North Queensland Newspaper Company Pty Limited	Australia
The Queensland Times Pty. Limited	Australia
The South Burnett Times Pty. Ltd.	Australia
The Tweed Newspaper Co Pty Ltd	Australia
The Warwick Newspaper Pty. Limited	Australia
Think iProperty Sdn Bhd	Malaysia
Times Publications Holdings Pty Limited	Australia
Toowoomba Newspapers Pty. Ltd.	Australia
United Media Pty Ltd	Australia
Way2Bet Pty Ltd	Australia
Web Effect Int. Pty. Limited	Australia
Wespre Pty Limited	Australia
Western Star Pty. Ltd.	Australia
Windfyr Pty Limited	Australia
Winston Investments Pty Ltd	Australia
NEWS CORP INVESTMENTS UK & IRELAND	United Kingdom
102.4 Wish FM Limited	United Kingdom
Admacroft Limited	United Kingdom
Allied Radio Limited	United Kingdom
Anotherway Unlimited Company	Ireland
Babstova Limited	Ireland
Capital Radio Productions Limited	Ireland
City Broadcasting Limited	Ireland
Coldstreame Seafood Limited	United Kingdom
Cork Media Enterprise Limited	Ireland
County Media Limited	Ireland
Direct Net Access Limited	United Kingdom
Eric Bemrose Limited	United Kingdom
Festival Records International Limited	United Kingdom
First Radio Sales Limited	United Kingdom
Forever Broadcasting Limited	United Kingdom
Grand Central Broadcasting Limited	United Kingdom

Handpicked Companies Limited	United Kingdom
Independent Radio Group Limited	United Kingdom
Independent Radio News Limited	United Kingdom
KIP Limited	United Kingdom
Main Street 1035 (Pty) Limited	South Africa
Muse Recruitment 1 Limited	United Kingdom
Muse Recruitment 2 Limited	United Kingdom
Muse Recruitment Holdings Limited	United Kingdom
News 2026 Limited	United Kingdom
News Collins Holdings Limited	United Kingdom
News Collins Limited	United Kingdom
News Corp Holdings UK & Ireland	United Kingdom
News Corp Investments I Limited	United Kingdom
News Corp Investments II Limited	United Kingdom
News Corp UK & Ireland Limited	United Kingdom
News Group Newspapers Limited	United Kingdom
News International Newspapers Limited	United Kingdom
News International Pension Trustees Limited	United Kingdom
News Ireland Limited	United Kingdom
News Logistics Limited	United Kingdom
News of the World Limited	United Kingdom
News Printers Assets Limited	United Kingdom
News Printers Group Limited	United Kingdom
News Printers Southern Limited	United Kingdom
News Promotions Limited	United Kingdom
News Property Three Limited	United Kingdom
News Solutions Limited	United Kingdom
News Telemedia Europe Limited	United Kingdom
News UK & Ireland Direct Limited	United Kingdom
News UK & Ireland Limited	United Kingdom
News UK & Ireland Newspapers Limited	United Kingdom
News UK & Ireland Recruitment Holdings Limited	United Kingdom
News UK & Ireland Trading Limited	United Kingdom
News UK Automotive Limited	United Kingdom
Newsett Limited	United Kingdom
Newsprinters (Broxbourne) Limited	United Kingdom
Newsprinters (Eurocentral) Limited	United Kingdom
Newsprinters (Knowsley) Limited	United Kingdom
Newsprinters Limited	United Kingdom
NGN Editorial Pension Trustees Limited	United Kingdom
Perfecttaste Limited	United Kingdom
Pulse FM Limited	United Kingdom
Radio County Sound Limited	Ireland
Radiowave (Blackpool) Limited	United Kingdom
Recruitment Northern Ireland Limited	United Kingdom
Secondpost Limited	United Kingdom
Secondpost.com Limited	United Kingdom
Shawnee Limited	Ireland
Signal Radio Limited	United Kingdom
Simply Zesty Limited	Ireland
Simply Zesty UK Limited	United Kingdom
Soccerbet Limited	United Kingdom
Sound Digital Limited	United Kingdom
Swansea Sound Limited	United Kingdom
Switchdigital (B&H) Limited	United Kingdom
Switchdigital (London) Limited	United Kingdom

Switchdigital (S&S) Limited	United Kingdom
Switchdigital (Scotland) Limited	United Kingdom
Talk Radio UK Limited	United Kingdom
talkSPORT Limited	United Kingdom
The Digital Radio Group (London) Limited	United Kingdom
The Independent Broadcasting Corporation	Ireland
The Internet Business Limited	United Kingdom
The Sun Limited	United Kingdom
The Sunday Times Limited	United Kingdom
The Sunday Times Whisky Club Limited	United Kingdom
The Times Limited	United Kingdom
The Times Literary Supplement Limited	United Kingdom
The Wireless Group (ILRS) Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Media Limited	United Kingdom
Times Newspapers Holdings Limited	United Kingdom
Times Newspapers Limited	United Kingdom
Tower 107.4 FM Limited	United Kingdom
Tower Trustees Limited	United Kingdom
Treaty Radio Limited	Ireland
TWG Payments Limited	United Kingdom
U105 Limited	United Kingdom
Unruly Group Limited	United Kingdom
Unruly Holdings Limited	United Kingdom
Unruly Media AB	Sweden
Unruly Media AS	Norway
Unruly Media GmbH	Germany
Unruly Media K.K.	Japan
Unruly Media Limited	United Kingdom
Unruly Media Pte Ltd	Singapore
Unruly Media Pty Ltd	Australia
Unruly Media Sarl	France
Wire FM (1997) Limited	United Kingdom
Wireless Connect Limited	United Kingdom
Wireless Drive Limited	United Kingdom
Wireless Group Holdings Limited	United Kingdom
Wireless Group Limited	United Kingdom
Wireless Group Media (GB) Limited	United Kingdom
Wireless Group New Media Limited	United Kingdom
Wireless Radio (ROI) Limited	Ireland
Wireless Radio Limited	United Kingdom
Wolverhampton Area Radio Limited	United Kingdom
WorKazoo Limited	United Kingdom
HARPERCOLLINS PUBLISHERS L.L.C.	United States of America
Casa dos Livros Editora Ltda.	Brazil
Editora HR Ltda.	Brazil
Grupo Nelson Inc.	United States of America
HarperCollins Brasil Holdings Participações Societárias S.A.	Brazil
HarperCollins Christian Publishing, Inc.	United States of America
HarperCollins Mexico, SA de CV	Mexico
The Zondervan Corporation L.L.C.	United States of America
Thomas Nelson Export Inc.	United States of America
Vida Melhor Editora S.A.	Brazil
Vida Publishers L.L.C.	United States of America
Zondervan (Republica Dominicana) S.A	Dominican Republic
HARLEQUIN ENTERPRISES LIMITED	Canada

DEI CSEP, Inc.	United States of America
Harlequin Books S.A.	Switzerland
Harlequin Digital Sales Corporation	United States of America
Harlequin Enterprises (Australia) Pty Ltd.	Australia
Harlequin Enterprises II BV/Sarl	Luxembourg
Harlequin Holdings Inc.	United States of America
Harlequin Holdings S.A.	Switzerland
Harlequin Italia Srl	Italy
Harlequin Magazines Inc.	United States of America
Harlequin Products Inc.	United States of America
Harlequin Retail Inc.	United States of America
Harlequin Sales Corporation	United States of America
HarperCollins France S.A	France
HarperCollins Germany GmbH	Germany
HarperCollins Iberica S.A.	Spain
HarperCollins Italia S.p.A.	Italy
HarperCollins Nordic AB	Sweden
HarperCollins Polska S.P. Z.o.o.	Poland
KK HarperCollins Japan (aka Kabushiki Kaisha HarperCollins Japan)	Japan
HARPERCOLLINS (UK)	United Kingdom
Authonomy Ltd	United Kingdom
BookArmy Limited	United Kingdom
Cobuild Limited	United Kingdom
Collins Bartholomew Limited	United Kingdom
Dolphin Bookclub Limited	United Kingdom
Fourth Estate Limited	United Kingdom
George Allen & Unwin (Publishers) Limited	United Kingdom
Harlequin (UK) Limited	United Kingdom
Harlequin Enterprises UK Limited	United Kingdom
Harlequin India Private Limited	India
Harper Collins Publishers India Limited	India
HarperCollins Canada Limited	Canada
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand
HarperCollins Publishers Australia Pty. Limited	Australia
HarperCollins Publishers Holdings (New Zealand)	New Zealand
HarperCollins Publishers Limited	United Kingdom
HarperCollins Publishers Ltd	Canada
HarperCollins Publishers Middle East Books Trading LLC	United Arab Emirates
HarperCollins Publishers Pension Trustee Co. Limited	United Kingdom
Leckie & Leckie Limited	United Kingdom
Letts Educational Limited	United Kingdom
Marshall Pickering Holdings Limited	United Kingdom
Mills & Boon Limited	United Kingdom
Pollokshields Printing Services Limited	United Kingdom
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Toptrack Learning Ltd	United Kingdom
Unwin Hyman Limited	United Kingdom
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom
NEWS PREFERRED HOLDINGS INC.	United States of America

Alesia Holdings, Inc.	United States of America
Amplify Education Holding, Inc.	United States of America
Benevolus Holdings LLC	United States of America
Checkout 51 Mobile ULC	Canada
Evergreen Trading Company L.L.C.	United States of America
Freedom Platform L.L.C.	United States of America
Freedom Platform ULC	Canada
FS Australia II LLC	United States of America
FS Australia Partnership	Australia
HarperCollins US LLC	United States of America
Heritage Media L.L.C.	United States of America
Heritage Media Services L.L.C.	United States of America
Magpie Holdings, Inc.	United States of America
Mosaic Media Ventures Pvt. Ltd.	India
NC Audience Exchange, LLC	United States of America
NC Transaction, Inc.	United States of America
NC UK Holdings Inc	United States of America
NCIH LLC	United States of America
News Alesia UK Limited	United Kingdom
News America Marketing Digital L.L.C.	United States of America
News America Marketing FSI L.L.C.	United States of America
News America Marketing In-Store L.L.C.	United States of America
News America Marketing In-Store Services L.L.C.	United States of America
News America Marketing Interactive L.L.C.	United States of America
News America Marketing Properties L.L.C.	United States of America
News Australia Holdings LLC	United States of America
News Australia Holdings Partnership	Australia
News Australia Investments Pty Ltd	Australia
News Collins Holdings Partnership	Australia
News Corp Australia Partnership	Australia
News Corp Investments LLC	United States of America
News FHC Holdings, LLC	United States of America
News Finance Inc.	United States of America
News Group/Times Newspapers U.K., Inc.	United States of America
News Interactive Media Australia Pty Limited	Australia
News Limited of Australia, Inc.	United States of America
News Marketing Canada Corp.	Canada
News UK Finance Holdings I LLC	United States of America
News UK Finance Holdings II LLC	United States of America
NNC Insurance Services, Inc.	United States of America
NTS Technology Services Private Limited	India
NWS Digital Asia Pte. Limited	Singapore
NWS Digital India Private Limited	India
NYP Holdings, Inc.	United States of America
NYP Realty Corp.	United States of America
Ruby Newco LLC	United States of America
Smart Source Direct L.L.C.	United States of America
Storyful Americas, LLC	United States of America
Storyful Limited	Ireland
The Daily Holdings, Inc.	United States of America
Unruly Media Inc.	United States of America
MOVE, INC.	United States of America
Homebuilder.com (Delaware), Inc.	United States of America
Homestore, Inc.	United States of America
Move Sales, Inc.	United States of America
Moving.com, Inc.	United States of America

National New Homes Co., Inc.	United States of America
RealSelect, Inc.	United States of America
The Enterprise of America, Ltd	United States of America
Top Producer Systems Company	Canada
Welcome Wagon International Inc.	United States of America
DOW JONES & COMPANY, INC.	United States of America
Betten Financial News BV	Netherlands
DJBI, LLC	United States of America
Dow Jones & Company (Australia) PTY Limited	Australia
Dow Jones & Company (Malaysia) Sdn. Bhd.	Malaysia
Dow Jones & Company (Schweiz) GMBH	Switzerland
Dow Jones & Company (Singapore) PTE Limited	Singapore
Dow Jones (Japan) K.K.	Japan
Dow Jones Advertising (Shanghai) Co. Limited	China
Dow Jones AER Company, Inc.	United States of America
Dow Jones Business Interactive (U.K.) Limited	United Kingdom
Dow Jones Canada, Inc.	Canada
Dow Jones Colombia S.A.S.	Colombia
Dow Jones Consulting (Shanghai) Limited	China
Dow Jones Consulting India Private Limited	India
Dow Jones Distribution Co. (Asia), Inc.	United States of America
Dow Jones Do Brasil Serviços Econômicos Ltda.	Brazil
Dow Jones Haber Ajansi Anonim Sirketi	Turkey
Dow Jones Information Services International (HK) Ltd.	Hong Kong
Dow Jones International GMBH	Germany
Dow Jones International Ltd.	United Kingdom
Dow Jones Italia SRL	Italy
Dow Jones NBV Bulgaria EOOD	Bulgaria
Dow Jones Nederland BV	Netherlands
Dow Jones News GmbH	Germany
Dow Jones News Services (Proprietary) Limited	South Africa
Dow Jones Newswires Holdings, Inc.	United States of America
Dow Jones Publishing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Europe), Inc.	United States of America
Dow Jones Services Limited	United Kingdom
Dow Jones Southern Holding Company, Inc.	United States of America
Dow Jones Trademark Holdings LLC	United States of America
Dow Jones WSJA Philippines, Inc.	Philippines
eFinancialNews Holdings Limited	United Kingdom
eFinancialNews Inc.	United States of America
eFinancialNews Limited	United Kingdom
Factiva (Australia) Pty Limited	Australia
Factiva (France) S.A.R.L.	France
Factiva Business Information (Spain), S.L.	Spain
Factiva Limited	United Kingdom
Factiva LLC	United States of America
Factiva, Inc.	United States of America
Generate Canada ULC	Canada
Generate, Inc.	United States of America
Kronberger Verlagsgesellschaft GmbH	Germany
MarketWatch, Inc.	United States of America
MF—Dow Jones News S.r.l.	Italy
Review Publishing Company Limited	Hong Kong
The Wall Street Journal Europe Holding, Inc.	United States of America
The Wall Street Journal Europe, SPRL	Belgium
VentureOne Corporation	United States of America
Wall Street Journal India Publishing Private Limited	India